UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2026

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 28, 2026, PROG Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the third quarter ended September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 8.01.     OTHER EVENTS
On October 28, 2026, the Company announced its intention to enter into an accelerated share repurchase program (the “Intended ASR Program”) to repurchase an aggregate of $100 million of its outstanding common stock, par value $0.50 per share (“Common Stock”).

In connection with the Intended ASR Program, the Company’s Board of Directors authorized and approved an additional $237.3 million under its existing share repurchase program, pursuant to which the Company may purchase shares of its Common Stock, bringing the total amount available for future repurchases to $500 million (the “Reauthorized Share Repurchase Program”). The term of the Company’s Reauthorized Share Repurchase Program was also extended through the earlier of October 26, 2029 and the date on which the Company has repurchased shares of Common Stock for an aggregate purchase price of $500 million.

Repurchases of Common Stock under the Reauthorized Share Repurchase Program may be made from time to time using a variety of methods, which may include open market purchases, tender offers, purchases effected through 10b5-1 trading plans, accelerated share repurchase programs, or other transactions. The number of shares of Common Stock, if any, that are purchased under the Reauthorized Share Repurchase Program and the timing of any such purchases will be determined based on market conditions and other factors, and the program may be suspended or discontinued at any time by the Company’s Board of Directors.

A copy of the Company’s press release announcing the Intended ASR Program and Reauthorized Share Repurchase Program is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This Item 8.01 of this Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such forward-looking statements include, without limitation, statements regarding the Intended ASR Program and the Reauthorized Share Repurchase Program, including the Company’s intention to enter into the Intended ASR Program and the expected size and timing thereof; the term of the Reauthorized Share Repurchase Program; and the methods that may be used to repurchase shares of Common Stock and the number of shares repurchased and the timing of any such repurchases. The Company has based these forward-looking statements on current expectations and assumptions regarding the Intended ASR Program and the Reauthorized Share Repurchase Program, which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the possibility that the Company does not enter into the Intended ASR Program on the anticipated terms or timing, or at all; the possibility that the Company’s Board of Directors may modify, suspend or discontinue the Reauthorized Share Repurchase Program at any time; developments or changes in economic, market or business conditions; the availability of cash and the Company’s capital needs and alternative uses of capital, including alternative investment opportunities; and the risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date made. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release Regarding Third Quarter Financial Results, dated October 28, 2026
99.2	Press Release Regarding Intended ASR Program and Reauthorized Share Repurchase Program, dated October 28, 2026
99.3	PROG Holdings, Inc. Earnings Supplement Presentation, dated October 28, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	October 28, 2026		Brian Garner Chief Financial Officer